UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 13, 2023
Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Commission	Address of principal executive offices	IRS Employer
File Number	Registrant's telephone number, including area code	Identification No.
000-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
(A Nevada Corporation)
6100 Neil Road
Reno, Nevada 89511
775-834-4011

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
SIERRA PACIFIC POWER COMPANY	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 15, 2023, Sierra Pacific Power Company (the “Company”), completed the sale of $400 million in aggregate principal amount of its 5.900% General and Refunding Mortgage Notes, SPPC Series 2023A, due 2054 (the "Notes") pursuant to a Purchase Agreement dated September 13, 2023, between the Company and representatives of the purchasers. The sale was exempt from the registration requirements under the Securities Act of 1933, as amended.

The Company will pay interest on the Notes semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2024. The Notes were issued under and secured by the General and Refunding Mortgage Indenture, dated as of May 1, 2001, as amended and supplemented (the “G&R Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee. The Notes will mature on March 15, 2054. The Company intends to use the net proceeds to fund capital expenditures and for general corporate purposes. We will initially use a portion of the net proceeds to repay short-term borrowings incurred under the Company's revolving credit facility in connection with the redemption in August 2023 of the Company’s 3.375% General and Refunding Mortgage Notes, Series T, due 2023.

At any time prior to September 15, 2053 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to the redemption date.

The Notes are subject to the terms and conditions of the G&R Indenture, including without limitation the provisions relating to “Events of Default” and the acceleration of the Notes upon the occurrence of an Event of Default. Events of Default are generally any of the following events: (i) failure to pay interest on any security outstanding under the G&R Indenture within 60 days, or principal of or premium on any such security within three business days, after such payment is due; (ii) failure to perform, or breach of, any covenant, agreement or warranty of the Company contained in the G&R Indenture which continues for 90 days after written notice thereof is given to the Company by the Trustee or to the Company and the Trustee by the holders of at least thirty-three percentum (33%) in principal amount of the securities outstanding under the G&R Indenture; or (iii) certain events relating to the reorganization, bankruptcy or insolvency of the Company or appointment of a receiver or trustee for the Company’s property.

In connection with the sale of the Notes, the Company entered into a registration rights agreement, dated as of September 15, 2023 (the “Registration Rights Agreement”), with the representatives of the initial purchasers of the Notes, pursuant to which the Company agreed to register with the Securities and Exchange Commission, no later than September 13, 2024, an offer to exchange the Notes for exchange notes that will be issued under the G&R Indenture in the same aggregate principal amount as and with terms that will be substantially identical to the Notes. If the Company fails to satisfy its registration obligations as required by the Registration Rights Agreement, the Company may be required to pay additional interest at a rate of 0.25% per annum for a 90-day period, and 0.50% thereafter, until the failure is cured, up to a maximum period of two years.

The foregoing discussion of the Notes and the Registration Rights Agreement is a summary and is qualified in its entirety by reference to the Officer’s Certificate establishing the terms of the Notes under the G&R Indenture and the Registration Rights Agreement, copies of which are filed as Exhibit 4.1 and 4.2, respectively, to this Form 8-K.

Item 8.01.    Other Events

On June 3, 2022, the Company filed a Current Report on Form 8-K (the “June 2022 Form 8-K”) reporting the sale of $250 million in aggregate principal amount of its 4.71% General and Refunding Mortgage Bonds, Series W, due 2052 (the “Series W Bonds”).

The June 2022 Form 8-K incorrectly summarizes the Events of Default under the G&R Indenture. The Events of Default under the G&R Indenture, which were not modified by the Third Supplemental Indenture, dated as of May 31, 2022, and apply to all series of securities issued under the G&R Indenture, including the Series W Bonds and the Notes, are generally any of the following events: (i) failure to pay interest on any security outstanding under the G&R Indenture within 60 days, or principal of or premium on any such security within three business days, after such payment is due; (ii) failure to perform, or breach of, any covenant, agreement or warranty of the Company contained in the G&R Indenture which continues for 90 days after written notice thereof is given to the Company by the Trustee or to the Company and the Trustee by the holders of at least thirty-three percentum (33%) in principal amount of the securities outstanding under the G&R Indenture; or (iii) certain events relating to the reorganization, bankruptcy or insolvency of the Company or appointment of a receiver or trustee for the Company’s property.

The foregoing discussion of the Events of Default is qualified in its entirety by reference to (i) the G&R Indenture previously filed with the U.S. Securities and Exchange Commission and (ii) the Third Supplemental Indenture, a copy of which is filed as Exhibit 4.3 to this Form 8-K.

The information in this Item 8.01 amends and replaces the incorrect information in the June 2022 Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Officer’s Certificate establishing the terms of Sierra Pacific Power Company’s 5.900% General and Refunding Mortgage Bonds, SPPC Series 2023A, due 2054.
4.2
Registration Rights Agreement dated September 15, 2023 by and among Sierra Pacific Power Company and BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC, and Truist Securities, Inc. as representatives of the several Purchasers listed therein.

4.3	Third Supplemental Indenture, dated as of May 31, 2022, by and between Sierra Pacific Power Company and the Bank of New York Mellon Trust Company, N.A., as Trustee.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA PACIFIC POWER COMPANY
Date: September 18, 2023
/s/ Michael J. Behrens
Michael J. Behrens
Vice President and Chief Financial Officer

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